UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 25, 2004





                            FMS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         New Jersey                    0-17353                   22-2916440
---------------------------    ------------------------        -------------
State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)


3 Sunset Road, Burlington, New Jersey                               08016
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (609) 386-2400
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02 Results of Operation and Financial Condition
------------------------------------------------------

         On October 25, 2004, FMS Financial Corporation, the Registrant, issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit and is incorporated therein by reference and constitutes a part of this report.

         In accordance with General Instruction B.2 of Form 8-K, the information is this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

        (a)     Not applicable

        (b)     Not applicable

        (c)     Exhibits

                The following exhibit is filed as part of this report:

                Number                      Exhibit
                ------                      -------

                 99.1 Press Release of FMS Financial Corporation, dated October 25, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            FMS Financial Corporation



Date: October 25, 2004                By:  /s/Craig W. Yates
                                           -------------------------------------
                                           Craig W. Yates
                                           President and Chief Executive Officer